Exhibit 1.1

MILLICOM INTERNATIONAL CELLULAR, S.A.

(a limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg)

[ ● ] Common Shares

UNDERWRITING AGREEMENT

Dated: [ ● ], 2019

MILLICOM INTERNATIONAL CELLULAR, S.A.

(a limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg)

[ ● ] Common Shares

UNDERWRITING AGREEMENT

[ ● ], 2019

BofA Securities, Inc.

One Bryant Park
New York, New York 10036

Morgan Stanley & Co. LLC
1585 Broadway

New York, New York 10036

as Representatives of the several Underwriters

Ladies and Gentlemen:

MILLICOM INTERNATIONAL CELLULAR S.A., a limited liability company (société anonyme) organized and established under the laws of the Grand Duchy of Luxembourg, having its registered office at 2, rue du Fort Bourbon, L-1249 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B40630 (the “Company”), and Millcellvik AB, a corporation (aktiebolag) organized under the laws of Sweden (the “Selling Shareholder”), confirm their respective agreements with BofA Securities, Inc. (“BofAS”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom BofAS and Morgan Stanley are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Selling Shareholder and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of common shares, par value $1.50 per share, of the Company (“Common Shares”) set forth in Schedules A and B hereto and (ii) the grant by the Selling Shareholder to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [ ● ] additional Common Shares. The aforesaid [ ● ] Common Shares (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the [ ● ] Common Shares subject to the option described in Section 2(b) hereof (the “Option Securities”) are herein called, collectively, the “Securities.”

The Company and the Selling Shareholder understand that the Underwriters propose to make a public offering of the Securities in the United States as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

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The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (No. 333-[ ● ]), including the related preliminary prospectus or prospectuses, covering the registration of the sale of the Securities under the U.S. Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 424(b) (“Rule 424(b)”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, and the documents incorporated by reference therein pursuant to Item 5 of Form F-1 under the 1933 Act, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, including the documents incorporated by reference therein pursuant to Item 5 of Form F-1 under the 1933 Act, is herein called a “preliminary prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 5 of Form F-1 under the 1933 Act, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means [[ ● ]:00 P./A.M.], New York City time, on [ ● ], 2019 or such other time as agreed by the Company, the Selling Shareholder and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus (including any documents incorporated therein by reference) that is distributed to investors prior to the Applicable Time and the information included on Schedule C-1 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as evidenced by its being specified in Schedule C-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

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All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall include the filing of any document under the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”), which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

SECTION 1.       Representations and Warranties.

(a)          Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:

(i)          Registration Statement and Prospectuses. Each of the Registration Statement and any amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, the Applicable Time, the Closing Time and any Date of Delivery complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, and, in each case, at the Applicable Time, the Closing Time and any Date of Delivery complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”).

(ii)         Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, on the date hereof, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time and any Date of Delivery, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

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The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the fifth paragraph under the heading “Underwriting,” the first paragraph under the heading “Underwriting—Commissions and Discounts,” the information in the second, third, fourth and last sentence of the fifth paragraphs under the heading “Underwriting—Price Stabilization, Short Positions and Penalty Bids” and the information in the first and second paragraph under the heading “Underwriting—Electronic Distribution” in each case contained in the Prospectus (collectively, the “Underwriter Information”).

(iii)        Incorporation of Documents by Reference. The Company meets the requirements to incorporate documents by reference in the Registration Statement pursuant to General Instruction VI to Form F-1 under the 1933 Act and the 1933 Act Regulations.

(iv)        Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

(v)         Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

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(vi)        Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company and the related notes thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, give a true and fair view of the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with the International Financial Reporting Standards, as issued by the International Accounting Standards Board (“IFRS”) applied on a consistent basis throughout the periods covered thereby. The supporting schedules, if any, present fairly in accordance with IFRS the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations or under the 1934 Act or the 1934 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(vii)       Subscriber and Market Share Data. The numbers of mobile customers and ARPU data of the Company and its subsidiaries and, to the Company’s knowledge, the market share data for the jurisdictions of the Company’s subsidiaries included in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein, present fairly, in all material respects, the relevant information as of the dates shown and for the periods shown, and, except where otherwise noted in the Registration Statement, the General Disclosure Package or the Prospectus, all such data has been compiled or calculated on a basis consistent with, and has been derived from, the management control systems of the Company and its subsidiaries without material adjustment.

(viii)      No Material Adverse Change in Business. Since the date of the most recent financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to have a material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole, (B) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is materially adverse to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is materially adverse to the Company and its subsidiaries taken as a whole and, (C) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.

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(ix)         Good Standing of the Company and Subsidiaries. The Company and each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (collectively, the “Material Subsidiaries”) have been duly organized and are validly existing and, where applicable, in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and, where applicable, are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to be so qualified, in good standing or have such power or authority would not, individually, or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole, or on the performance by the Company of any of its obligations under this Agreement (a “Material Adverse Effect”). None of the Company or any of its subsidiaries is in bankruptcy, liquidation or receivership or subject to any similar proceeding. The only subsidiaries of the Company are (A) the subsidiaries listed on Exhibit 21.1 to the Registration Statement and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

(x)          Capitalization. The Company has the capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the table under the heading “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the General Disclosure Package and the Prospectus). The outstanding shares of capital stock or other equity interests of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholder, and the Material Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable. There are no outstanding options, warrants or other rights to purchase or acquire any shares of the Company or any of its subsidiaries, other than as disclosed in the General Disclosure Package and the Prospectus.

(xi)         Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action (corporate or other) required to be taken by the Company for the due and proper authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been, or prior to the execution thereof will be, duly and validly taken.

(xii)        Authorization and Description of Securities. The Common Shares conform to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability by reason of being such a holder.

(xiii)       Descriptions and Fair Summaries. The descriptions included in the Registration Statement, the General Disclosure Package and the Prospectus or incorporated therein by reference to the Company’s Annual Report on Form 20-F for the year ended December 31, 2018, as filed with the SEC on February 28, 2019 (i) under the heading “Business—Regulation”, insofar as it purports to describe the provisions of the laws described therein and (ii) under the headings “Financial Information—Consolidated Statements and Other Financial Information—Legal Proceedings,” “Major Shareholders and Related Party Transactions” and “Risk Factors—Legal and Regulatory Risks—Developing legal systems in the countries in which we operate create a number of uncertainties for our businesses,” fairly summarize the matters therein described in all material respects.

(xiv)      Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement.

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(xv)       Absence of Violations, Defaults and Conflicts. Neither the Company nor any of the Material Subsidiaries is (A) in violation of its articles of association, charter or by-laws or similar organizational documents, (B) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, contract or other agreement or instrument to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound or to which any of the property or assets of the Company or any Material Subsidiary is subject or (C) in violation of any license, authorization, law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (B) and (C) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(xvi)      No Conflicts. The execution, delivery and performance by the Company of this Agreement, the sale of the Securities and compliance by the Company with the terms hereof and the consummation of the transactions contemplated hereunder will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a breach or default under (or an event that with notice or passage of time or both would constitute a default under), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (B) result in any violation of the provisions of the articles of association, charter or by-laws or similar organizational documents of the Company or (C) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (A) and (C) above, for such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

(xvii)     [Reserved.]

(xviii)    Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no pending and to the best knowledge of the Company, threatened, legal, governmental or regulatory investigations, actions, suits or proceedings to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated by any governmental or regulatory authority or by others.

(xix)       Independent Accountants. Ernst & Young, Société Anonyme (“Ernst & Young”), who have audited the consolidated annual financial statements of the Company from January 1, 2016 through December 31, 2018 and reviewed the interim condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2019 included in the Registration Statement, the General Disclosure Package and the Prospectus, are independent public accountants within the meaning of the applicable rules and regulations adopted by the “Commission de Surveillance du Secteur Financier” and the “Institut des Réviseurs d’Entreprises” and as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Company Accounting Oversight Board.

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(xx)        Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(xxi)       No Consents; Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court, arbitrator, governmental agency, regulatory authority or body (“Governmental Entity”) is necessary or required for the execution, delivery and performance of this Agreement and compliance by the Company with the terms thereof, the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the Nasdaq Global Select Market, state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xxii)      Title to Property. The Company and the Material Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and the Material Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(xxiii)     Possession of Intellectual Property. The Company and the Material Subsidiaries own, possess or can acquire or obtain the adequate rights on reasonable terms to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, computer software and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses does not and will not conflict in any material respect with any such rights of others, and neither the Company nor any of the Material Subsidiaries have received any notice of any claim of infringement of or conflict with any such rights of others that, if determined adversely to any of the Material Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(xxiv)    Right to Networks. The Company and the Material Subsidiaries have good and marketable title to all material network infrastructure owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are expressly disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein or such as would not reasonably be expected to materially interfere with the respective use made of such property by the Company and the Material Subsidiaries; and any towers or other network infrastructure held under lease, license, right of use or right of way by the Company and the Material Subsidiaries are held by them under valid, subsisting and enforceable leases or are accessible by them under valid, subsisting and enforceable rights of use or rights of way except such as are expressly disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein or, in each case, with such exceptions as do not, individually or in the aggregate, have a Material Adverse Effect.

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(xxv)     Investment Company Act. The Company is not, and after giving effect to the sale of the Securities and the application of the proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “1940 Act”).

(xxvi)    No Undisclosed Relationships. No relationship, direct or indirect, exists between or among any of the Company or any of its subsidiaries, on the one hand, and any director, officer, shareholder, supplier, customer or other affiliate of the Company or any of its subsidiaries, on the other hand, which although required to be disclosed, is not disclosed in the Registration Statement, the General Disclosure Package or the Prospectus.

(xxvii)   Payment of Taxes. The Company and the Material Subsidiaries have paid all national, regional, local and other taxes and filed all material tax returns required to be paid or filed through the date hereof, except to the extent that such taxes are undetermined or are being contested in good faith, or where the failure to pay such taxes would not result in a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no material tax deficiency that has been asserted against the Company or any of the Material Subsidiaries or any of their respective properties or assets.

(xxviii)    Stamp Duty. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, no stamp, issuance, transfer or other similar taxes or duties are payable by or on behalf of the Underwriters in Luxembourg or any political subdivision or taxing authority thereof or therein on (A) the delivery of the Securities hereunder, (B) the purchase by the Underwriters of the Securities in the manner contemplated by this Agreement, (C) the resale and delivery by the Underwriters of the Securities in the manner contemplated by this Agreement or (D) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby.

(xxix)      Possession of Licenses and Permits. The Company and the Material Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate national, regional, local or other governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the General Disclosure Package or the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any of the Material Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(xxx)        No Violation of Communications Laws. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any of the Material Subsidiaries or their respective operations are in violation of any terms or provisions of any statute, rule, regulation, decision or order of any supranational, national, regional, local or other governmental or regulatory authorities or bodies, or any court, relating to the build-out of operation of telecommunications networks or the provision of telecommunications or internet services except for any such violation that would not, individually or in the aggregate, have a Material Adverse Effect.

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(xxxi)      Absence of Labor Dispute. No labor disturbance by or dispute with employees of the Company or any of the Material Subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened which could, individually or in the aggregate, have a Material Adverse Effect; and to the best knowledge of the Company, no labor disturbance by or dispute with the employees or agents of any principal supplier, contractor or customer of the Company, any of the Material Subsidiaries is imminent, contemplated or threatened which could, individually or in the aggregate, have a Material Adverse Effect.

(xxxii)     Compliance With ERISA. (A) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (B) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (C) with respect to any Plan, no failure to meet the funding requirements of Section 412 or 430 of the Code or Section 302 or 303 of ERISA, whether or not waived, has occurred or is reasonably expected to occur nor has a filing pursuant to Section 412(c) of the Code or Section 303(c) of ERISA of an application for a waiver of the minimum funding standard been made or is reasonably expected to be made; (D) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (E) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur with respect to any Plan; and (F) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA).

(xxxiii)    Environmental Laws. The Company and each of the Material Subsidiaries (A) are in compliance with any and all applicable international, national, regional, local and other laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (B) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses (collectively, “Environmental Permits”), (C) to the best knowledge of the Company, do not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, other than such contaminated property for which the expenditure to remedy the contamination is not material and (D) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply with, or failure to receive required permits, licenses or approvals, or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might reasonably be expected to lead to a claim of such liability, except any such liability as would not, individually or in the aggregate, have a Material Adverse Effect.

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(xxxiv)   Compliance With Employee Arrangements. Each benefit and compensation plan, agreement, policy and arrangement that is maintained, administered or contributed to by the Company or any of the Material Subsidiaries for current or former employees or directors of, or independent contractors with respect to, the Company or any of the Material Subsidiaries or with respect to which any of such entities could reasonably be expected to have any current, future or contingent liability or responsibility, has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations except any non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; the Company and each of the Material Subsidiaries have complied with all applicable statutes, orders, rules and regulations in regard to such plans, agreements, policies and arrangements; the fair market value of the assets of each such plan, agreement, policy and arrangement which is required or intended to be funded (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued or earned or payments due under such plan, agreement, policy or arrangement determined using reasonable actuarial assumptions except any non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; and the liabilities reflected on the relevant entity’s financial statements with respect to each such plan, agreement, policy and arrangement which is not required or intended to be funded accurately reflects the present value of all benefits earned or accrued or payments due under such plan, agreement, policy or arrangement determined using reasonable actuarial assumptions.

(xxxv)    Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxxvi)   Insurance. The Company and the Material Subsidiaries have insurance coverage that is comparable to the insurance coverage customarily held by other similar companies in the jurisdictions in which the Company and the Material Subsidiaries operate, as applicable, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and the Material Subsidiaries and their respective businesses; and neither the Company nor any of the Material Subsidiaries has (A) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (B) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(xxxvii)  Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act.

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(xxxviii) Accounting Controls and Disclosure Controls. The Company and each of its subsidiaries make and keep books and records which are accurate in all material respects and maintain systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language included in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

The Company and each of its subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxxix)    No Unlawful Payments. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Risk Factors” and in the Company’s Annual Report on Form 20-F for the year ended December 31, 2018, as filed with the SEC on February 28, 2019, under the heading “Item 8. Financial Information—A. Consolidated Statements and Other Financial Information—Legal proceedings” and in note G.3 to the Company’s audited consolidated financial statements, which section and financial statements are incorporated by reference into the Registration Statement, the General Disclosure Package and the Prospectus, to the knowledge of the Company, neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries, nor any agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (A) used directly or indirectly, any corporate funds or anything else of value for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made any direct or indirect unlawful or improper payment to any government official or employee from corporate funds, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (C) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, the United Kingdom Bribery Act 2010, the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (including any applicable law or regulation implementing such convention) or any similar laws in any other relevant jurisdictions or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. Each of the Company and its subsidiaries has instituted and maintained policies and procedures designed to promote and achieve compliance with all applicable anti-corruption laws and regulations and with the representations and warranties contained herein.

(xl)        Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the anti-money laundering laws and regulations of the European Union, the United Kingdom and the United States (including, without limitation, the Currency and Foreign Transactions Reporting Act of 1970, the U.S. Foreign Corrupt Practices Act of 1977, the U.S. PATRIOT Act of 2001 and the United Kingdom Bribery Act 2010) and any related or similar applicable statutes, rules, regulations or guidelines, issued, administered or enforced by any governmental agency of all jurisdictions where the Company or its subsidiaries conducts business (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

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(xli)        OFAC. Neither the Company nor any of its subsidiaries, nor any of their respective directors or officers, nor, to the knowledge of the Company, any of their respective agents, employees or affiliates is an individual or entity (“Person”) that is currently the subject or the target of any sanctions administered or enforced by the United States (including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (the “Office of Foreign Assets Control”)), or any equivalent measure of the United Kingdom, the European Union or the United Nations or any other relevant sanctions authority (“Sanctions”) or is otherwise currently in violation of Sanctions, or is located, organized or resident in a country or territory subject to or the target of a general export, import, financial or investment embargo under any Sanctions, which as of the date of this Agreement, include only (as defined by relevant Sanctions) Crimea, Cuba, Iran, North Korea, Sudan and Syria (each a “Sanctioned Country”). For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or at the relevant time was the subject or the target of Sanctions or with any Sanctioned Country. This Section 1(a)(xli) shall not be given to any person if and to the extent that it is or would be unenforceable by reason of breach of, or would result in an a violation of, or conflict with, any provision of Council Regulation (EC) No 2271/1996 (as amended from time to time) or any law or regulation implementing such regulation in any member state of the European Union or any similar blocking or anti-boycott law in the United Kingdom.

(xlii)      Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter.

(xliii)     Statistical and Market-Related Data. The industry, statistical and market-related data included in in the Registration Statement, the General Disclosure Package or the Prospectus is based on or derived from sources that the Company believes to be reliable and accurate in all material respects and any required authorization regarding the use of such data has been granted.

(xliv)      Cybersecurity. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (A) there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company or its subsidiaries information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”): (B) neither the Company nor its subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (C) the Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

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(xlv)      Anti-Trust Compliance. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Company nor any of the Material Subsidiaries is directly or indirectly concerned in, an agreement, arrangement, understanding or practice (whether or not legally binding) which is, to the best knowledge of the Company, the subject of any investigation by any competent authority with jurisdiction over the Company or any of the Material Subsidiaries in respect of any provision of any competition legislation, trade regulation or similar legislation in any jurisdiction.

(xlvi)     No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(xlvii)    No Integration. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not sold or issued any Common Shares during the six-month period preceding the date hereof, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(xlviii)   Foreign Private Issuer. The Company is a “foreign private issuer” (as such term is defined in the rules and regulations under the 1933 Act and the 1934 Act).

(xlix)      PFIC. Subject to the qualifications, limitations, exceptions and assumptions set forth in the Registration Statement, any preliminary prospectus and the Prospectus, the Company believes that it was not a passive foreign investment company (“PFIC”), as defined in section 1297 of the Internal Revenue Code of 1986, as amended, for the taxable year ended December 31, 2018 and does not expect to be classified as a PFIC for the foreseeable future.

(l)          Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the 1933 and Section 21E of the 1934 Act) contained in any of the Registration Statement, the General Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(li)         No Immunity. Neither the Company nor any of its properties or assets, has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, executing or otherwise) under the laws of any jurisdiction in which it has been incorporated or in which any of its property or assets are held.

(lii)        The Target Group. The Company has not received any notice of breach or termination of any of the stock purchase agreements dated February 20, 2019 entered into by the Company for the purchase of Telefónica Móviles Panamá, S.A., Telefónica de Costa Rica TC, S.A. and Telefonía Celular de Nicaragua, S.A. and their direct and indirect subsidiaries; and to the knowledge of the Company, the representations of each of the Telefónica Móviles Panamá, S.A., Telefónica de Costa Rica TC, S.A. and Telefonía Celular de Nicaragua in their respective acquisition agreements are accurate.

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(liii)      Listing. The Securities are listed on the Nasdaq Global Select Market under the symbol “TIGO.”

(b)         Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Time and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

(i)          Accurate Disclosure. Neither the General Disclosure Package nor the Prospectus or any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that such representations and warranties set forth in this subsection (b)(i) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, the General Disclosure Package, the Prospectus or any other Issuer Free Writing Prospectus or any amendment or supplement thereto (the “Selling Shareholder Information”); the Selling Shareholder is not prompted to sell the Securities to be sold by the Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the General Disclosure Package or the Prospectus.

(ii)         Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

(iii)        Noncontravention. The execution and delivery of this Agreement and the sale and delivery of the Securities to be sold by the Selling Shareholder and the consummation of the transactions contemplated herein and compliance by the Selling Shareholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, (A) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Securities to be sold by the Selling Shareholder or any property or assets of the Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound, or to which any of the property or assets of the Selling Shareholder is subject, nor will such action (B) result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Shareholder, if applicable, or (C) result in any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its properties, except in the case of clauses (A) and (C) above, where such conflict, breach or default or lien, charge or encumbrance or the failure to be so qualified, in good standing or have such power or authority would not, individually, or in the aggregate, have a material adverse effect on the performance by the Selling Shareholder of any of its obligations under this Agreement (a “Selling Shareholder Material Adverse Effect”).

(iv)        Valid Title. The Selling Shareholder has, and at each Date of Delivery will have, valid title to the Securities to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder or a valid security entitlement in respect of such Securities.

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(v)         Delivery of Securities. Upon payment of the purchase price for the Securities to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such Securities, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”) (unless delivery of such Securities is unnecessary because such Securities are already in possession of Cede or such nominee), registration of such Securities in the name of Cede or such other nominee (unless registration of such Securities is unnecessary because such Securities are already registered in the name of Cede or such nominee), and the crediting of such Securities on the books of DTC to securities accounts (within the meaning of Section 8-501(a) of the UCC) of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any “adverse claim,” within the meaning of Section 8-105 of the Uniform Commercial Code then in effect in the State of New York (“UCC”), to such Securities), (A) under Section 8-501 of the UCC, the Underwriters will acquire a valid “security entitlement” in respect of such Securities and (B) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Securities may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery (if necessary) and crediting occur, (I) such Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (II) DTC will be registered as a “clearing corporation,” within the meaning of Section 8-102 of the UCC, (III) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC, (IV) to the extent DTC, or any other securities intermediary which acts as “clearing corporation” with respect to the Securities, maintains any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) in a clearing corporation pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of DTC or such securities intermediaries and the ownership interest of the Underwriters, (V) claims of creditors of DTC or any other securities intermediary or clearing corporation may be given priority to the extent set forth in Section 8-511(b) and 8-511(c) of the UCC and (VI) if at any time DTC or other securities intermediary does not have sufficient Securities to satisfy claims of all of its entitlement holders with respect thereto then all holders will share pro rata in the Securities then held by DTC or such securities intermediary.

(vi)        Absence of Manipulation. The Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(vii)       Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of any Governmental Entity, is necessary or required for the performance by the Selling Shareholder of its obligations hereunder or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the Nasdaq Global Select Market, state securities laws or the rules of FINRA.

(viii)      No Registration or Other Similar Rights. The Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

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(ix)         No Free Writing Prospectuses. Other than with the prior consent of the Representatives, the Selling Shareholder has not prepared or had prepared on its behalf or used or referred to, any “free writing prospectus” (as defined in Rule 405), and has not distributed any written materials in connection with the offer or sale of the Securities.

(x)          No Association with FINRA. Neither the Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA By-Laws) of FINRA.

(xi)         No Finder’s Fee. There are no contracts, agreements or understandings between the Selling Shareholder and any person that would give rise to a valid claim against the Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the sale of the Securities by the Selling Shareholder.

(xii)        Arrangements with Third Parties. (A) No person has the right, contractual or otherwise, to cause the Selling Shareholder to sell to it any of the shares of any share capital or other equity interests of the Company owned by the Selling Shareholder, including any of the Common Shares owned by such Selling Shareholder, and (B) no person has any preemptive rights, resale rights, co-sale or rights of first refusal, options, warrants, or other rights to purchase, or convert or exchange any securities for any shares of any share capital or other equity interests of the Company owned by the Selling Shareholder, including any of the Common Shares, in the case of each of the foregoing clauses (A) and (B), whether as a result of the sale of the Securities as contemplated pursuant to the Registration Statement, the General Disclosure Package, the Prospectus or otherwise. The Selling Shareholder has no options, warrants or other rights to purchase, or rights to convert any securities for share capital of or ownership interests in the Company or any of its subsidiaries.

(xiii)       Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no pending and to the best knowledge of the Selling Shareholder, threatened, legal, governmental or regulatory investigations, actions, suits or proceedings to which the Selling Shareholder is or may be a party or to which any property of the Selling Shareholder or any of its subsidiaries is or may be subject that, individually or in the aggregate, if determined adversely to the Selling Shareholder or any of its subsidiaries, could reasonably be expected to have a Selling Shareholder Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Selling Shareholder, contemplated by any governmental or regulatory authority or by others.

(xiv)      ERISA Compliance. The Selling Shareholder is not (A) an employee benefit plan subject to Title I of ERISA, (B) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or (C) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

(xv)        No Immunity. Neither the Selling Shareholder nor any of its properties or assets, has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, executing or otherwise) under the laws of any jurisdiction in which it has been incorporated or in which any of its property or assets are held.

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(xvi)      No Unlawful Payments. To the knowledge of the Selling Shareholder, none of the Selling Shareholder, any of its subsidiaries, or their directors or officers or any agent, employee or other person associated with or acting on behalf of the Selling Shareholder or any of its subsidiaries has (A) used directly or indirectly, any corporate funds or anything else of value for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made any direct or indirect unlawful or improper payment to any government official or employee from corporate funds, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (C) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, the United Kingdom Bribery Act 2010, the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (including any applicable law or regulation implementing such convention) or any similar laws in any other applicable jurisdictions or (D) made any unlawful payments including, but not limited to, a bribe, rebate, payoff, influence payment, or kickback. Each of the Selling Shareholder and its subsidiaries has instituted and maintained policies and procedures designed to promote and achieve compliance with all applicable anti-corruption laws and regulations. None of the Selling Shareholder, any of its subsidiaries will, directly or indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise knowingly make available such proceeds to any subsidiary, affiliate, joint venture partner or other person or entity, for the purpose of financing or facilitating any activity that would violate any applicable anti-corruption law or regulation.

(xvii)     Money Laundering Laws. The operations of the Selling Shareholder and its subsidiaries are and have been conducted at all times in compliance with applicable Money Laundering Laws; and no action, suit or proceeding by or before any Governmental Entity involving the Selling Shareholder or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Selling Shareholder, threatened.

(xviii)    OFAC. Neither (1) the Selling Shareholder nor any of its subsidiaries, nor (2) any of their respective directors or officers, nor, (3) to the knowledge of the Selling Shareholder, any of their respective agents, employees or affiliates is a Person, or, to the knowledge of the Selling Shareholder, is controlled by one or more Persons (including through majority equity ownership), that is currently the subject or the target of any Sanctions, or is located, organized or resident in a Sanctioned Country. The Selling Shareholder will not directly or knowingly indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund or facilitate any activities of or business with any Person, or in any country or territory, that, at the time of such funding or facilitation, is the subject of Sanctions, in each case in violation of applicable Sanctions, or in any other manner that will result in a violation by any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise, of applicable Sanctions. For the past five years, the Selling Shareholder and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or at the relevant time was the subject or the target of applicable Sanctions (a “Sanctioned Person”) or with any Sanctioned Country, in each case in violation of applicable Sanctions, nor does the Selling Shareholder or any of its subsidiaries have any plans to engage in dealings or transactions with or for the benefit of any Sanctioned Person, or with or in a Sanctioned Country, in violation of applicable Sanctions. This Section 1(b)(xviii) shall not be given to any person if and to the extent that it is or would be unenforceable by reason of breach of, or would result in an a violation of, or conflict with, any provision of Council Regulation (EC) No 2271/1996 (as amended from time to time) or any law or regulation implementing such regulation in any member state of the European Union or any similar blocking or anti-boycott law in the United Kingdom.

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(xix)       Stamp Duty.

(a)          Except as otherwise disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, no stamp, issuance, transfer or other similar taxes or duties are payable by or on behalf of Underwriters in Sweden or the United States or any political subdivision or taxing authority thereof or therein on (A) the delivery of the Securities by the Selling Shareholder to the Underwriters hereunder, (B) the purchase by the Underwriters of the Securities in the manner contemplated by this Agreement, (C) the resale and delivery by the Underwriters of the Securities in the manner contemplated by this Agreement or (D) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby.

(b)          Except as otherwise disclosed in the Registration Statement, the General Disclosure Package or the Prospectus and provided that (1) no register of the Securities in the United Kingdom shall be maintained by or on behalf of the Company or the Underwriters; and (2) the Securities are not and shall not be paired with any other shares issued by a body corporate which is incorporated in the United Kingdom, other than (x) where an instrument is required to be presented before a civil court of law in the United Kingdom or before any arbitrator or referee; or (y) where necessary to enroll, register or enter in or upon any rolls, books or records an instrument transferring the Securities without the person doing so incurring a penalty, no United Kingdom stamp duty or stamp duty reserve tax is required to be paid by the Underwriters on (A) the purchase by the Underwriters of the Securities in the manner contemplated by this Agreement; or (B) the resale and delivery by the Underwriters of the Securities contemplated by this Agreement; or (C) the execution of this Agreement.

(c)          Officer’s Certificates. Any certificate signed by any officer or authorized signatory of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Shareholder to the Underwriters as to the matters covered thereby.

SECTION 2.        Sale and Delivery to Underwriters; Closing.

(a)          Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Shareholder, at the price per share set forth in Schedule A, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Selling Shareholder, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

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(b)          Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [ ● ] Common Shares, as set forth in Schedule B, at the price per share set forth in Schedule A, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Representatives to the Selling Shareholder setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)          Payment. Payment of the purchase price for, and delivery of certificates or security entitlements for, the Initial Securities shall be made at the offices of Latham & Watkins LLP, 885 3rd Avenue, New York, NY 10022, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholder, at 9:00 A.M. (New York City time) on the second (third, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Shareholder (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates or security entitlements for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholder, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Shareholder.

Payment shall be made to the Selling Shareholder by wire transfer of immediately available funds to a bank account designated by the Selling Shareholder, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates or security entitlements for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. BofAS or Morgan Stanley, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

SECTION 3.        Covenants of the Company and the Selling Shareholder. The Company and the Selling Shareholder (with respect to Sections 3(j), 3(k) and 3(l) only, as specified therein) covenant with each Underwriter as follows:

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(a)          Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)          Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document without the consent of the Representatives or counsel for the Underwriters, which shall not be unreasonably withheld or delayed; it being understood, however, that nothing in this sentence shall prohibit the Company from timely fulfilling its obligations under the 1934 Act or 1934 Act Regulations.

(c)          Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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(d)          Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)          Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)          Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g)          Listing. The Company will use its best efforts to maintain the listing of the Securities on the Nasdaq Global Select Market.

(h)          Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of BofAS, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file or confidentially submit any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any Common Shares issued or options to purchase Common Shares granted pursuant to existing or contemplated employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus (including the documents incorporated therein) or (D) any Common Shares issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus (including the documents incorporated therein).

(i)          Reporting Requirements. The Company, during the period when a Prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and 1934 Act Regulations.

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(j)          Issuer Free Writing Prospectuses. Each of the Company and the Selling Shareholder agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company or the Selling Shareholder with the Commission or retained by the Company under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule C-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(k)          Certification Regarding Beneficial Owners. If requested by the Representatives or their counsel with reasonable advance notice, each of the Company and the Selling Shareholder severally agree to deliver to the Representatives, on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Company and the Selling Shareholder undertake to provide such additional supporting documentation as the Representatives may reasonably request in connection with the verification of the foregoing certification.

(l)          Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in the City of New York on the business day preceding that on which final judgment is given. The respective obligations of each of the Company and the Selling Shareholder with respect to any sum due from it to any Underwriter, or such Underwriter’s directors, officers and affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (for purposes of this section, each, an “affiliated person”) under Section 6, shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or affiliated person of any sum in such other currency, and only to the extent that such Underwriter or affiliated person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or affiliated person hereunder, the Company or the Selling Shareholder, as applicable, agree as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or affiliated person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or affiliated person hereunder, such Underwriter or affiliated person agrees to pay to the Company or the Selling Shareholder, as applicable, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or affiliated person hereunder.

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(m)          Tax Indemnity. Subject to Section 4(b) hereof, the Selling Shareholder will indemnify and hold harmless the Underwriters against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on (A) the delivery by the Selling Shareholder of the Securities, (B) the purchase by the Underwriters of the Securities in the manner contemplated by this Agreement, (C) the resale and delivery by the Underwriters of the Securities in the manner contemplated by this Agreement or (D) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. All payments to be made by the Company or the Selling Shareholder under this Agreement (including any indemnity payments) shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless either of the Company or the Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, and except for any net income, capital gains or franchise taxes imposed on the Underwriters by Sweden, Luxembourg, the United Kingdom or the United States or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such withholding or deductions, the Company or the Selling Shareholder, as applicable, shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction has been made. All such sums shall be considered exclusive of any VAT, sales tax or similar taxes. If any payment under this Agreement constitutes the consideration for a taxable supply for VAT purposes for which the payee is liable to account to a tax authority, then in addition to that payment the payer shall pay any VAT due, subject to provision of a valid VAT invoice.

SECTION 4.        Payment of Expenses.

(a)          Expenses. The Company will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the certificates or security entitlements for the Securities to the Underwriters (excluding any stock or other transfer taxes and any stamp or other duties payable upon the execution of this Agreement, the sale, issuance or delivery of the Securities to the Underwriters and their transfer between the Underwriters pursuant to an agreement between such Underwriters and the resale and delivery of the Securities by the Underwriters, which shall be paid as provided in Section 4(b) below), (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (viii) the fees and expenses incurred in connection with any required filing to maintain the listing of the Securities on the Nasdaq Global Select Market and (ix) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the third sentence of Section 1(a)(ii).

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(b)          Expenses of the Selling Shareholder. The Selling Shareholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp and other duties and stock and other transfer taxes, if any and except as set out in the final sentence of this Section 4(b), payable upon the execution of this Agreement or the sale or delivery of the Securities to the Underwriters and the resale and delivery by the Underwriters of the Securities in the manner contemplated by this Agreement, (ii) the fees and disbursements of its counsel and its other advisors, (iii) all costs and expenses of the Underwriters as reasonably incurred and in line with the Selling Shareholder’s guidelines, including fees and disbursements of counsel for the Underwriters and (iv) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities, provided that the aggregate amount of fees pursuant to (iii) shall not exceed an amount as separately agreed, without the Selling Shareholder’s prior written consent. In connection with the preceding sentence, the Representatives agree to pay any applicable New York State stock transfer tax, and the Selling Shareholder agrees to reimburse the Representatives for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated.

(c)          Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or (iii), Section 10 or Section 11 hereof, the Selling Shareholder shall reimburse the Underwriters for all of their reasonably incurred out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

(d)          Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholder may make for the sharing of such costs and expenses.

SECTION 5.          Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholder, respectively, contained herein or in certificates of any officer of the Company or any of its subsidiaries or on behalf of the Selling Shareholder, as applicable, delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)          Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

(b)          Opinion of U.S. Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion and negative assurance letter, dated the Closing Time, of Davis Polk & Wardwell LLP as U.S. counsel for the Company, addressed to the Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

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(c)          Opinion of Luxembourg Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Hogan Lovells Luxembourg LLP, as Luxembourg counsel for the Company, addressed to the Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

(d)          Opinion of U.S. Counsel for the Selling Shareholder. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, of Skadden, Arps, Meagher & Flom (UK) LLP, as U.S. counsel for the Selling Shareholder, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

(e)          Opinion of Swedish Counsel and Swedish Tax Counsel for the Selling Shareholder. At the Closing Time, the Representatives shall have received the favorable opinions, dated the Closing Time, of Advokatfirman Cederquist KB and of Setterwalls Advokatbyrå AB, as Swedish counsel and Swedish tax counsel, respectively, to the Selling Shareholder, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters to the effect set forth in Exhibit D and Exhibit E, respectively, hereto and to such further effect as counsel to the Underwriters may reasonably request.

(f)          Opinion of Counsel for U.S. Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion and negative assurance letter, dated the Closing Time, of Latham & Watkins LLP, U.S. counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other in form and substance satisfactory to the Underwriters.

(g)          Opinion of Luxembourg Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion, dated the Closing Time, Loyens & Loeff Luxembourg S.à r.l., as Luxembourg counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other in form and substance satisfactory to the Underwriters.

(h)          Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, an event or condition of a type described in Section 1(a)(viii) hereof, which event or condition is not described in the Registration Statement, the General Disclosure Package or the Prospectus, and the Representatives shall have received a certificate of an authorized signatory of the Company, dated the Closing Time, to the effect that (i) there has been no such event or condition, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or, to their knowledge, are pending or contemplated.

(i)          Certificate of Selling Shareholder. At the Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact or authorized person on behalf of the Selling Shareholder, dated the Closing Time, to the effect that (i) the representations and warranties of the Selling Shareholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (ii) the Selling Shareholder has complied with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Time.

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(j)          Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements of the Company and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(k)          Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Ernst & Young a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(l)          Listing. At the Closing Time, the Securities shall be listed on the Nasdaq Global Select Market.

(m)          No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(n)          Lock-up Agreements. At the date of this Agreement, the Representatives shall have received agreements substantially in the form separately agreed and signed by the persons listed on Schedule D hereto.

(o)          Maintenance of Rating. Since the execution of this Agreement, there shall not have been any decrease in or withdrawal of the rating of any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the 1934 Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(p)          Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholder contained herein and the statements in any certificates furnished by the Company, any of its subsidiaries and the Selling Shareholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i)          Officers’ Certificate. A certificate, dated such Date of Delivery, of an authorized signatory of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(h) hereof remains true and correct as of such Date of Delivery.

(ii)         Certificate of Selling Shareholder. A certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of or authorized signatory of the Selling Shareholder confirming that the certificate delivered at the Closing Time pursuant to Section 5(i) remains true and correct as of such Date of Delivery.

(iii)        Opinions of Counsel. Such opinions from the legal advisors referred to in Section 5(b) through Section 5(g) hereof, each dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery.

(iv)        Bring-down Comfort Letter. If requested by the Representatives, a letter from Ernst & Young, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(j) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

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(q)          Additional Documents. At the Closing Time and at each Date of Delivery (if any) counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholder in connection with the sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(r)          Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Shareholder at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 15, 16 , 17 and 18 shall survive any such termination and remain in full force and effect.

(s)          Tax Forms. The Selling Shareholder shall deliver to each Underwriter, on or prior to the Closing Time, a properly completed U.S. Internal Revenue Service Form W-8 or W-9, as applicable, establishing a complete exemption from United States backup withholding tax.

SECTION 6.        Indemnification.

(a)          Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)         against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(f) below) any such settlement is effected with the written consent of the Company and the Selling Shareholder;

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(iii)        against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b)           Indemnification of Underwriters by Selling Shareholder. The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, its Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (a)(i), (ii) and (iii) above and in Section 6(g); provided that the Selling Shareholder shall be liable only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus in reliance upon and in conformity with the Selling Shareholder Information; provided, further, that the liability under this subsection of the Selling Shareholder shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to the Selling Shareholder from the sale of Securities sold by the Selling Shareholder hereunder.

(c)          Indemnification of Company, Directors and Officers and Selling Shareholder. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (the “Company Indemnified Parties”), and the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (the “Selling Shareholder Indemnified Parties”) against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(d)          Indemnification of Selling Shareholder. The Company agrees to indemnify and hold harmless the Selling Shareholder, its directors and Affiliates and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

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(i)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) in any Marketing Materials, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)         against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(f) below) any such settlement is effected with the written consent of the Company and the Selling Shareholder;

(iii)        against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Selling Shareholder), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Selling Shareholder Information.

(e)          Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(c) and 6(d) above, counsel to the Company Indemnified Parties shall be selected by the Company and counsel to the Selling Shareholder Indemnified parties shall be selected by the Selling Shareholder. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(f)          Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered in good faith by the indemnified party more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(g)           Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholder with respect to indemnification.

SECTION 7.          Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each applicable indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand, and the indemnified party or parties, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand, and of the indemnified party or parties, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Selling Shareholder on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Selling Shareholder, as applicable, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company, the Selling Shareholder and the Underwriters shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

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Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholder with respect to contribution.

SECTION 8.       Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholder submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling the Selling Shareholder and (ii) delivery of and payment for the Securities.

SECTION 9.        Termination of Agreement.

(a)          Termination. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in Sweden, the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Select Market, the Nasdaq OMX Stockholm or Swedish Financial Supervisory Authority, (iv) if trading generally on the NYSE MKT, the New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq OMX Stockholm has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA, the Swedish Financial Supervisory Authority or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by U.S. federal or New York State authorities or by the competent governmental or regulatory authorities in Sweden, Luxembourg, the United Kingdom or the European Union.

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(b)          Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 15, 16, 17 and 18 shall survive such termination and remain in full force and effect.

SECTION 10.     Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i)          if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)         if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Selling Shareholder to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Selling Shareholder to sell the relevant Option Securities, as the case may be, either the (i) Representatives, (ii) the Company or (iii) the Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.      Default by the Selling Shareholder. If the Selling Shareholder shall fail at the Closing Time or a Date of Delivery, as the case may be, to sell and deliver the number of Securities which the Selling Shareholder is obligated to sell hereunder, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company and the Selling Shareholder either terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7, 8, 15, 16 and 17 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Selling Shareholder so defaulting from liability, if any, in respect of such default.

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In the event of a default by the Selling Shareholder as referred to in this Section 11, each of the Representatives and the Company shall have the right to postpone the Closing Time or any Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required change in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements.

SECTION 12.      Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to BofAS at One Bryant Park, New York, New York 10036, attention of Syndicate Department (facsimile: (646) 855-3073), with a copy to ECM Legal (facsimile: (212) 230-8730), and to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to Legal Department; notices to the Company shall be directed to it at Millicom International Cellular S.A., 2, rue du Fort Bourbon, L-1249 Luxembourg (fax: +352 27 759 901); Attention: Office of the General Counsel; with a copy to Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, United States of America (fax: +1-212-701-5077; email: john.meade@davispolk.com; Attention: John B. Meade); and notices to the Selling Shareholder shall be directed to Millcellvik AB at Skeppsbron 18, 111 30 Stockholm, Sweden, attention of the General Counsel; with a copy to Skadden, Arps, Meagher & Flom (UK) LLP, 40 Bank St., Canary Wharf, London, E14 5DS, United Kingdom (email:denis.klimentchenko@skadden.com) attention of Denis Klimentchenko.

SECTION 13.     No Advisory or Fiduciary Relationship. Each of the Company and the Selling Shareholder acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Shareholder, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its subsidiaries or the Selling Shareholder, or its respective shareholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Selling Shareholder with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, any of its subsidiaries or the Selling Shareholder on other matters) and no Underwriter has any obligation to the Company or the Selling Shareholder with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company and the Selling Shareholder, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and the Company and the Selling Shareholder has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 14.       Recognition of the U.S. Special Resolution Regimes.

(a)          In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

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(b)          In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 14, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 15.      Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 16.      Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates), the Selling Shareholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 17.     GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION WOULD BE APPLIED THEREBY.

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SECTION 18.      Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the U.S. Foreign Sovereign Immunities Act of 1976, as amended.

SECTION 19.      TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 20.      Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 21.      Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 22.      Amendments or Waiver. No amendment or wavier of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholder in accordance with its terms.

Very truly yours,

MILLICOM INTERNATIONAL CELLULAR S.A.

By
Name:
Title:

By
Name:
Title:

MILLCELLVIK AB

By
As Attorney-in-Fact acting on behalf of
the Selling Shareholder named in
Schedule B hereto

By
As Attorney-in-Fact acting on behalf of
the Selling Shareholder named in
Schedule B hereto

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,

as of the date first above written:

BOFA SECURITIES, INC.

MORGAN STANLEY & CO. LLC

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

BOFA SECURITIES, INC.

By
Authorized Signatory

MORGAN STANLEY & CO. LLC

By
Authorized Signatory

[Signature Page to Underwriting Agreement]

SCHEDULE A

The public offering price per share for the Securities shall be $[ ● ].

The purchase price per share for the Securities to be paid by the several Underwriters shall be $[ ● ], being an amount equal to the public offering price set forth above less $[ ● ] per share, subject to adjustment in accordance with Section 2(b) for dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities

BofA Securities, Inc.
Morgan Stanley & Co. LLC.
Nordea Bank Abp, filial i Sverige[1]

Total

1 Notwithstanding anything to the contrary in this Agreement, the parties hereto acknowledge and agree that Nordea Bank ABP, filial i Sverige is not a broker-dealer registered with the Commission, and due to related limitations, it will not participate in any of the activities contemplated by this Agreement in the United States or with respect to U.S. persons.

Sch A-1

SCHEDULE B

	Number of Initial Securities to be Sold	Maximum Number of Option Securities to Be Sold
Millcellvik AB

Total

Sch B - 1

SCHEDULE C-1

Pricing Terms

1.          The Selling Shareholder is selling [ ● ] Common Shares.

2.          The Selling Shareholder has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional [ ● ] Common Shares.

3.          The public offering price per share for the Securities shall be $[ ● ].

SCHEDULE C-2

Free Writing Prospectuses

[SPECIFY EACH ISSUER GENERAL USE FREE WRITING PROSPECTUS]

Sch C - 1

SCHEDULE D

List of Persons and Entities Subject to Lock-up

Millcellvik AB

Kinnevik AB

José Antonio Ríos García

Odilon Almeida

Janet Davidson

Tomas Eliasson

Pernille Erenbjerg

Mercedes Johnson

Lars-Åke Norling

James Thompson

Mauricio Ramos

Tim Pennington

Esteban Iriarte

Mohamed Dabbour

Xavier Rocoplan

Rachel Samrén

Salvador Escalon

Susy Bobenrieth

HL Rogers

Sch D - 1

Exhibit A

FORM OF OPINION AND NEGATIVE ASSURANCE LETTER OF COMPANY’S U.S. COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)

Ex. A - 1

Exhibit B

FORM OF OPINION OF LUXEMBOURG COUNSEL FOR THE COMPANY
TO BE DELIVERED PURSUANT TO SECTION 5(c)

Ex. B - 1

Exhibit C

FORM OF OPINION OF U.S. COUNSEL FOR THE SELLING SHAREHOLDER
TO BE DELIVERED PURSUANT TO SECTION 5(d)

Ex. C - 1

Exhibit D

FORM OF OPINION OF SWEDISH COUNSEL FOR THE SELLING SHAREHOLDER

TO BE DELIVERED PURSUANT TO SECTION 5(e)

Ex. D - 1

Exhibit E

FORM OF OPINION OF SWEDISH TAX COUNSEL FOR THE SELLING SHAREHOLDER

TO BE DELIVERED PURSUANT TO SECTION 5(e)

Ex. E - 1